UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 9, 2024

Date of Report (Date of earliest event reported)

____________________

Progress Software Corporation

PROGRESS SOFTWARE CORP /MA

(Exact name of registrant as specified in its charter)

Delaware	0-19417	04-2746201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

15 Wayside Road, Suite 400

Burlington, Massachusetts 01803

(Address of principal executive offices, including zip code)

(781) 280-4000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 9, 2024, at the 2024 Annual Meeting of Stockholders of Progress Software Corporation (the "Company"), the Company’s stockholders voted on the following five matters and cast their votes as described below:

(1)	The election of nine members to the Board of Directors of the Company to serve until the Company’s 2025 Annual Meeting of Stockholders;

(2)	The approval, on an advisory basis, of the compensation of the Company’s named executive officers for the fiscal year ended November 30, 2023;

(3)	The approval of an increase in the number of shares authorized for issuance under the 2008 Stock Option and Incentive Plan, as amended and restated; and

(4)	The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024.

The following is a summary of the voting results for each matter presented to the stockholders:

Proposal 1 - Election of Directors:

	Total Vote For Each Director	Total Vote Withheld From Each Director	Broker Non-Votes
Paul T. Dacier	33,479,775	3,241,872	2,771,744
John R. Egan	33,366,842	3,354,805	2,771,744
Rainer Gawlick	36,570,113	151,534	2,771,744
Yogesh Gupta	35,994,428	727,219	2,771,744
Charles F. Kane	33,811,288	2,910,359	2,771,744
Samskriti Y. King	36,578,218	143,429	2,771,744
David A. Krall	34,950,635	1,771,012	2,771,744
Angela T. Tucci	36,480,076	241,571	2,771,744
Vivian Vitale	34,729,991	1,991,656	2,771,744

Proposal 2 - Approval, on an advisory basis, of the compensation of the Company’s named executive officers for the fiscal year ended November 30, 2023:

For	Against	Abstain	Broker Non-Votes
35,523,816	1,133,475	64,356	2,771,744

Proposal 3 - Approval of an increase in the number of shares authorized for issuance under the 2008 Stock Option and Incentive Plan, as amended and restated:

For	Against	Abstain	Broker Non-Votes
33,954,507	2,699,061	68,079	2,771,744

Proposal 4 - The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2023:

For	Against	Abstain
37,384,799	2,044,726	63,866

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progress Software Corporation
Date: May 10, 2024
	By:	/s/ YUFAN STEPHANIE WANG
YuFan Stephanie Wang
Chief Legal Officer and Secretary